Exhibit 21.1

American Homes 4 Rent is the General Partner of American Homes 4 Rent, L.P.

Below is a list of the wholly-owned subsidiaries of American Homes 4 Rent, L.P.:

1.	American Homes 4 Rent Management Holdings, LLC, and its subsidiaries are:

a.	AH4R Management – AZ, LLC
b.	AH4R Management – CO, LLC
c.	AH4R Management – FL, LLC
d.	AH4R Management – GA, LLC

e.	AH4R Management – ID, LLC
f.	AH4R Management – IL, LLC
g.	AH4R Management – IN, LLC
h.	AH4R Management – KY, LLC

i.	AH4R Management – MS, LLC
j.	AH4R Management – NC, LLC
k.	AH4R Management – NM, LLC
l.	AH4R Management – OH, LLC
m.	AH4R Management – OR, LLC
n.	AH4R Management – SC, LLC
o.	AH4R Management – TN, LLC
p.	AH4R Management – TX, LLC
q.	AH4R Management – UT, LLC
r.	AH4R Management – WA, LLC
s.	AH4R Management – WI, LLC
t.	American Homes 4 Rent Management, LLC

2.	American Homes 4 Rent Properties One, LLC

3.	American Homes 4 Rent Properties Two, LLC

4.	American Homes 4 Rent Properties Three, LLC

5.	American Homes 4 Rent Properties Four, LLC

6.	American Homes 4 Rent Properties Five, LLC

7.	American Homes 4 Rent Properties Six, LLC

8.	American Homes 4 Rent Properties Seven, LLC

9.	American Homes 4 Rent Properties Eight, LLC

10.	American Homes 4 Rent Properties Nine, LLC

11.	American Homes 4 Rent Properties Ten, LLC

12.	American Homes 4 Rent Advisor, LLC

13.	American Homes 4 Rent TRS, LLC, and its subsidiaries are:

a.	AMIP TRS, LLC
b.	AHIP, LLC

14.	AH4R Properties, LLC, and its subsidiaries are:

a.	AH4R – AZ, LLC
b.	AH4R – AZ 2, LLC
c.	Ah4R – AZ 3, LLC
d.	AH4R – AZ 4, LLC
e.	AH4R – AZ 7, LLC
f.	AH4R – AZ 11, LLC
g.	SSI – AZ, LLC
h.	AH4R – CO, LLC

i.	AH4R – FL, LLC
j.	AH4R – FL 2, LLC
k.	AH4R – FL 3, LLC
l.	AH4R FL 4, LLC
m.	AH4R – FL 11, LLC
n.	AH4R – GA, LLC
o.	AH4R – GA 2, LLC
p.	AH4R – GA 3, LLC
q.	AH4R – GA 4, LLC
r.	AH4R – GA 5, LLC
s.	AH4R – GA 11, LLC
t.	AH4R – IL, LLC
u.	AH4R – IN, LLC
v.	AH4R – IN 11, LLC
w.	AH4R – NC, LLC
x.	AH4R – NV, LLC
y.	AH4R – NV 2, LLC
z.	AH4R – NV 3, LLC
aa.	AH4R – NV 4, LLC
bb.	AH4R – NV 11, LLC
cc.	SSI – NV, LLC
dd.	AH4R – OH, LLC
ee.	AH4R – TN 3, LLC

ff.	AH4R – TX, LLC
gg.	AH4R – TX 2, LLC
hh.	AH4R – TX 3, LLC
ii.	AH4R – TX 11, LLC
jj.	AH4R – UT, LLC
kk.	AH4R – WA, LLC

15.	American Homes 4 Rent I, LLC, and its subsidiaries are:

a.	AH4R I AZ, LLC
b.	AH4R I CO, LLC
c.	AH4R I FL, LLC
d.	AH4R I FL Orlando, LLC
e.	AH4R I GA, LLC
f.	AH4R II L, LLC
g.	AH4R I IN, LLC
h.	AH4R I NC, LLC
i.	AH4R I NV, LLC
j.	AH4R I OH, LLC
k.	AH4R I OK, LLC
l.	AH4R I TN, LLC
m.	AH4R I TX DFW, LLC
n.	AH4R I TX, LLC
o.	AH4R I UT, LLC
p.	AH4R I WA, LLC

16.	RJ American Homes 4 Rent Investments, LLC, and its subsidiaries are:

a.	RJ American Homes 4 Rent One, LLC
b.	RJ American Homes 4 Rent Two, LLC